Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fruit Of The Loom Unsecured Creditors Trust (the “UCT”) on Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Edward Clingman, Jr., a principal of Clingman & Hanger Management Associates, LLC, Trust Administrator of the UCT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the UCT.

Date: September 14, 2004	Clingman & Hanger Management Associates, LLC
as Trust Administrator of the Fruit Of The Loom Unsecured Creditors Trust

	By:	/s/ W. Edward Clingman, Jr.
W. Edward Clingman, Jr.
Principal